SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 17, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                             1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600




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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On July 17, 1997, registrant issued a press release entitled Halliburton 1997 Third Quarter Dividend pertaining, among other things, to an announcement that registrant's board of directors declared a third quarter dividend of 12.5 cents per share on registrant's common stock, payable September 24, 1997 to shareholders of record at the close of business on September 3, 1997. The 1997 third quarter cash dividend of 12.5 cents per share is equivalent to the rate paid prior to the announced two-for-one split in registrant's common stock which will be effective July 21, 1997.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated July 17, 1997.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date: July 17, 1997                         By:  /s/ Susan S. Keith
                                               ---------------------------
                                                  Susan S. Keith
                                                  Vice President, Secretary and
                                                  Corporate Counsel

























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                                  EXHIBIT INDEX



Exhibit                                                         Sequentially
Number                       Description                        Numbered Page

    20                       Press Release of
                             July 17, 1997                           5 of 5
                             Incorporated by Reference































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